Exhibit 10.24
                                  AMENDMENT TO
                              AMENDED AND RESTATED
                             GAS PURCHASE AGREEMENT

     This Amendment is made by and among Oryx Gas Marketing Limited Partnership, Kerr-McGee Oil & Gas Corporation and Kerr-McGee Oil & Gas Onshore LP, successor in interest to Sun Operating Limited Partnership (collectively, "Seller") and Cinergy Marketing & Trading, LLC ("Buyer").

     WHEREAS, Seller and Buyer have entered into that certain Amended and Restated Gas Purchase Agreement dated July 1, 1998, as amended, whereunder Seller sells certain gas to Buyer (the "Agreement").

     WHEREAS, Seller and Buyer desire to amend the Agreement in the manner set forth hereinbelow.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     Section 1.4 of Article I, DEFINITIONS, of the Agreement is hereby amended by deleting same in its entirety.


     Section 1.8 of Article I, DEFINITIONS, of the Agreement is hereby amended by deleting same in its entirety and substituting therefor the following:

          1.8 "Contract Price" shall mean the Baseload Price or the Swing Price, as defined in Section 7.1.


     Section 1.20 of Article I, DEFINITIONS, of the Agreement is hereby amended by deleting same in its entirety and substituting therefor the following:

          1.20 "Index" for a particular source of supply in the area where the applicable Delivery Point(s) is/are located shall be that published index(es) or pricing component which has been determined by mutual agreement (or if there is no published index for the relevant Delivery Point(s), then such other index(es) or pricing component as may be selected by mutual agreement), to best represent the market price for Gas of like quantities and quality at the Delivery Point(s), after Index Price Adjustments and deduction for Costs of Delivery. The Index(es) applicable to each Delivery Point(s) are set forth on Exhibit A as the Monthly Index and the Daily Index.


                                       IV.

     Section 1.21 of Article I, DEFINITIONS, of the Agreement is hereby amended by deleting same in its entirety and substituting therefor the following:

          1.21 Unless specified to the contrary in Exhibit "A," "Monthly Index" shall be the price per MMBtu determined from the entry in the Monthly Index column on Exhibit "A" for the respective Aggregation Area. Unless specified to the contrary in Exhibit "A," "Daily Index" shall be the price per MMBtu determined from the entry in the Daily Index column on Exhibit "A" for the respective Aggregation Area.

                                       V.

     Section 1.22 of Article I, DEFINITIONS, of the Agreement is hereby amended by deleting same in its entirety and substituting therefor the following:

          1.22 "Index Price Adjustments" shall mean, with respect to a Baseload Price ("Monthly Index Price Adjustment") or Swing Price ("Daily Index Price Adjustment") for any Delivery Point(s), differentials reasonably necessary to adjust the Monthly Index or Daily Index for Gas to accurately reflect the market price for Gas (after taking into account Costs of Delivery) of like quantities and quality at the Delivery Point(s). The Index Price Adjustments applicable to each Delivery Point(s) are listed on Exhibit "A".

                                       VI.

     Section 1.23 of Article I, DEFINITIONS, of the Agreement is hereby amended by deleting same in its entirety.

                                      VII.

     Section 1.32 of Article I, DEFINITIONS, of the Agreement is hereby amended by deleting same in its entirety and substituting therefor the following:

          Section 1.32 "Seller's Estimate" means with respect to each Aggregation Area, Seller's good faith estimate under Section 3.5 of the quantity of Committed Gas that seller expects to deliver at all Delivery Point(s) within an Aggregation Area for the relevant Month and each Day of the Month.

          The term "Baseload Designated Percentage" shall mean the percentage designated by Seller each quarter, which will be utilized to establish the Baseload Quantity for all of Seller's gas at all Delivery Points, for all Aggregation Areas. The term "Swing Designated Percentage" shall mean the percentage designated by Seller each calendar quarter which will be utilized to establish in part the Swing Quantity for all of Seller's gas at all Delivery Points, for all Aggregation Areas. The sum of the Baseload Designated Percentage and the Swing Designated Percentage for each calendar quarter shall equal 100%.

          The initial Baseload Designated Percentage and Swing Designated Percentage for Gas delivered in May 2000 shall be:

                    Baseload Designated Percentage -- 90%; Swing
                    Designated, Percentage -- 10%.

          Seller shall have the right to designate in writing by May 16, 2000 a different Baseload Designated Percentage and Swing Designated Percentage for Gas delivered in June 2000. Thereafter, Seller will designate the Baseload Designated Percentage and the Swing Designated Percentage in writing to Buyer at least fifteen (15) days before the first day of the applicable calendar quarter. The Baseload Designated Percentage shall be no less than 50% and no greater than 90%, with a restriction that the Baseload Designated Percentage will not vary from the previous calendar quarter's Baseload Designated Percentage by more than 20 percentage points.

          The term "Baseload Quantity" shall mean an amount of gas each Day, determined for each Aggregation Area separately, equal to the product of the Baseload Designated Percentage multiplied by the daily quantities set forth in the initial Seller's Estimate provided by Seller under Section 3.5 each month for all Delivery Points in such Aggregation Area. The term "Swing Quantity" shall mean all Gas delivered each Day by Seller from an Aggregation Area that is in excess of the Baseload Quantity for such Aggregation Area.

                                      VIII.

     Section 3.5(c) of ARTICLE III, COMMITMENT OF GAS, is hereby amended by deleting the same in its entirety and substituting therefor the following:

          (c) Estimates of Additional Quantities of Committed Gas. Seller and Buyer are aware that additional quantities of Committed Gas from new sources of supply not included in Seller's Estimate will become available for delivery to Buyer at various times after the first Day of an applicable Month. At least two Business Days before the Day that Seller wishes to begin deliveries of such additional quantities of Committed Gas, Seller shall provide Buyer with a written notice setting forth (i) the Delivery Point(s) at which Seller shall make such deliveries, (ii) the quantities of Committed Gas that Seller estimates will be delivered to each such Delivery Point during the Month in which initial deliveries occur, (iii) the Index(es) proposed to be applicable to such Delivery Point(s), (iv) any Index Price Adjustments proposed to be applicable to the price determined in accordance with such Index(es) and (v) any other information set forth on Exhibit A. The Contract Price for such additional quantities shall be determined in accordance with the foregoing information, subject to the provisions of Article VII, including without limitation the rights of Buyer to propose other Index(es) or Index Price Adjustments in accordance with
     Section 7.4 and identify Costs of Delivery. Buyer shall take such additional quantities of Committed Gas in accordance with, and subject to the terms of, Section 4.1, however, all such additional quantities will be deemed to be Swing Quantity to be priced at the Swing Price for the Month in which the initial delivery date for such new Gas occurs and, at Seller's option on a month-by-month basis, the next three (3) succeeding months. Thereafter, the new Gas will be divided between Baseload Quantity and Swing Quantity each Month in accordance with Section 1.32.

                                       IX.

     Section 4.2(a) of ARTICLE IV, QUANTITY; SCHEDULING AND TRANSPORTATION OF DAILY VOLUMES, is hereby amended by deleting the same in its entirety and substituting therefor the following:

          (a) Seller Delivery Event. If, during any Day, (i) Seller fails for any reason (other than Force Majeure as defined in Article X or any other reason excusing performance of Seller's obligation to deliver Committed Gas hereunder) to deliver 100% of the Baseload Quantity for each Aggregation Area (defined as a "Seller Delivery Event"), and (ii) Buyer, acting in a commercially reasonable manner to mitigate any damages, purchases Gas to replace such quantities, whether on the Day in question or a subsequent Day, in order to satisfy Buyer's Contractual Obligations (as defined in Section 9.2) to third parties for the Day in question existing prior to Buyer's knowledge of any shortfalls, then Seller shall pay Buyer, in accordance with the provisions of Article VIII, an amount equal to the product of (x) the positive difference between (A) the price per MMBtu actually paid by Buyer for the replacement quantities and (B) the Baseload Price that Buyer would have paid Seller for the, quantities of Committed Gas not delivered by Seller and (y) the quantities of such replacement Gas purchased by Buyer. Seller shall also pay Buyer, in accordance with the provisions of Article VIII, the amount of any incidental out-of-pocket costs reasonably incurred by Buyer (including, by way of example rather than enumeration, brokers' fees and any incremental transportation costs), less any expenses saved by Buyer, as a result of such Seller Delivery Event. In the event daily deliveries are incapable of being determined because the measuring party does not provide daily quantities, then it will be assumed that Seller delivered on each Day of a Month from an Aggregation Area a quantity equal to the monthly quantity for the Aggregation Area divided by the number of days in the Month. Nothing herein shall be construed as relieving Seller from liability for an Imbalance Charge arising under Section 11.3. Any amounts due Buyer hereunder shall be paid in accordance with Article VIII.

                                       X.

     Section 7.1 of ARTICLE VII, PRICE, is hereby amended by deleting the same in its entirety and substituting therefor the following:

          7.1 Baseload Price and Swing Price. Buyer shall pay Seller the applicable "Baseload Price" for the Baseload Quantity delivered on each Day of each Month from the applicable Aggregation Area and the applicable daily "Swing Price" for the Swing Quantity delivered on each Day of each Month from the applicable Aggregation Area. Unless specified to the contrary in Exhibit "A," "Baseload Price" shall mean the price per MMBtu equal to the Monthly Index, as designated for the Gas from an Aggregation Area on Exhibit "A," for the Month of deliveries, (i) plus or minus any Monthly Index Price Adjustments specified in Exhibit "A" for such Gas, and (ii) minus the Costs of Delivery for such Gas. In the event more than one published index is listed on Exhibit "A" for use in determining the Monthly Index for Gas at a Delivery Point, the Monthly Index will be calculated using an average of the published indexes with appropriate Monthly Index Price Adjustments and deductions for Costs of Delivery (hereinafter referred to as a "Basket Price"). Unless specified to the contrary in Exhibit "A," "Swing Price" shall mean the price per MMBtu equal to the Daily Index, as designated for the Gas from an Aggregation Area on Exhibit "A," attributable to the Day on which the Gas is delivered (however, if the Gas is delivered at a Delivery Point where a daily quantity is not made available by the measuring party, then this component of the Swing Price for the Swing Quantity of Gas delivered at such location on each Day of the Month of deliveries will be equal to the average of the Daily Indexes for all Days of the Month attributable to the Gas from an Aggregation Area),
     (i) minus $0.02 per MMBtu, (ii) plus or minus any Daily Index Price Adjustments specified in Exhibit "A" for such Gas, and (iii) minus the Costs of Delivery for such Gas.

                                       XI.

     Section 7.2 of ARTICLE VII, PRICE, of the Agreement is hereby amended by deleting same in its entirety.

                                      XII.

     Section 7.4 of ARTICLE VII, PRICE, of is hereby amended by deleting the same in its entirety and substituting therefor the following:

7.4 Redetermination of Index(es) and Index Price Adjustments. If, during the term of this Agreement (a) an Index used to determine the Monthly Index or Daily Index for any Delivery Point ceases to be available, (b) either party believes that another Index more accurately reflects existing market conditions with respect to any Delivery Point(s) than the Index currently being used with respect to such Delivery Point(s), or (c) either party believes that the Index Price Adjustments with respect to any Monthly Index or Daily Index for any Delivery Point(s) no longer accurately reflects all differentials reasonable necessary to adjust the Monthly Index or Daily Index for Gas to accurately reflect the market price for Gas of like quantities and quality at such Delivery Point(s), then either party may request the other to reconsider the currently-applicable Index or Index Price Adjustment, in accordance with Section 7.5. The parties shall review the appropriateness of all Index(es) and Index Price Adjustments used hereunder not less than annually.

                                      XIII.

     The current form of Exhibit "A," however designated, that is in effect immediately prior to May 1, 2000, is hereby amended by deleting the same and substituting therefor the attached Exhibit "A-0005," a copy of which is attached hereto as Attachment "A." Each reference in the Agreement to the phrase, "Exhibit A," shall be a reference to such Exhibit "A-0005." The parties acknowledge that they will modify the current version of the Exhibit "A" between the time that this Amendment is signed and such Exhibit "A-0005" becomes effective, and that they may need to modify the Exhibit "A-0005" before it becomes effective to add or delete miscellaneous wells where necessary.

                                      XIV.

     Schedule 3.6 of the Agreement is hereby amended by deleting same in its entirety and substituting therefor the Schedule 3.6-A attached hereto. Each reference in the Agreement to the phrase, "Schedule 3.6," shall be a reference to such Schedule 3.6-A.

                                       XV.

     Except as specifically amended hereby, the remaining terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment is executed in multiple originals to be effective on May 1, 2000.

                                           ORYX GAS MARKETING LIMITED
                                           PARTNERSHIP

                                           By:  Kerr-McGee Oil & Gas Onshore LLC
                                           Its Managing General Partner

                                           By:  /s/ Charles D. Johnson
                                                ----------------------
                                           Name:  Charles D. Johnson
                                           Title:  Vice President

                                           KERR-MCGEE OIL & GAS ONSHORE LP

                                           By:  Kerr-McGee Oil & Gas Onshore LLC
                                           Its Managing General Partner

                                           By:  /s/ D R Kimes
                                                -------------
                                           Name:  D R Kimes
                                           Title:  Vice President

                                           KERR-MCGEE OIL & GAS CORPORATION

                                           By:  /s/ James Kleckner
                                                ------------------
                                           Name:  James Kleckner
                                           Title:  Vice President

                                           CINERGY MARKETING & TRADING, LLC

                                           By:  /s/ Joseph W. Toussaint
                                                -----------------------
                                           Name:  Joseph W. Toussaint
                                           Title:  Vice President